                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                Teltrend Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                Teltrend Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

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     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                 TELTREND LOGO

                                 TELTREND INC.
                               620 STETSON AVENUE
                          ST. CHARLES, ILLINOIS 60174

                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                              ON FEBRUARY 7, 1997

                          ---------------------------

TO THE STOCKHOLDERS OF TELTREND INC.:

     The annual meeting of stockholders of Teltrend Inc. (the "Company") will be held on Friday, February 7, 1997 at 9:00 a.m., local time, at the Company's headquarters, 620 Stetson Avenue, St. Charles, Illinois 60174, for the following purposes:

        1. To elect directors;

        2. To ratify the action of the Board of Directors in appointing Ernst & Young LLP as the Company's independent auditors for the Company's fiscal year ending July 26, 1997; and

        3. To transact such other business as may properly be brought before the annual meeting or any adjournment or postponement thereof.

     The annual meeting may be postponed or adjourned from time to time without any notice other than announcement at the meeting, and any and all business for which notice is hereby given may be transacted at any such postponed or adjourned meeting.

     The Board of Directors has fixed the close of business on December 30, 1996 as the record date for determination of stockholders entitled to notice of and to vote at the annual meeting.

     Stockholders are requested to complete and sign the enclosed proxy, which is solicited by the Board of Directors, and promptly return it in the accompanying envelope, whether or not they plan to attend the annual meeting in person. The proxy is revocable at any time before it is voted. Returning the proxy will in no way limit your right to vote at the annual meeting if you later decide to attend in person.

                                          By Order of the Board of Directors


                                          /s/ Douglas P. Hoffmeyer

                                          Douglas P. Hoffmeyer
                                          Vice President, Finance, Secretary and
                                          Treasurer

St. Charles, Illinois
January 2, 1997

                                 TELTREND INC.
                               620 STETSON AVENUE
                          ST. CHARLES, ILLINOIS 60174

                          ---------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 7, 1997

                          ---------------------------

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Teltrend Inc., a Delaware corporation, of proxies for use at the annual meeting of stockholders of the Company to be held on Friday, February 7, 1997 at 9:00 a.m., local time, at the Company's headquarters, 620 Stetson Avenue, St. Charles, Illinois 60174, and at any postponement or adjournment thereof (the "Annual Meeting"). This Proxy Statement and accompanying proxy are being mailed to stockholders of the Company commencing on or about January 2, 1997. The mailing address of the principal executive offices of the Company is 620 Stetson Avenue, St. Charles, Illinois 60174. Unless the context otherwise requires, all references to the "Company" herein refer to Teltrend Inc. and, for periods prior to the consummation of the initial public offering of the common stock, $.01 par value (the "Common Stock"), of Teltrend Inc. on June 14, 1995 (the "IPO"), collectively to Teltrend Inc. and its subsidiaries.

RECORD DATE AND SHARES OUTSTANDING

     Holders of record of the Company's Common Stock, at the close of business on December 30, 1996 are entitled to notice of and to vote at the Annual Meeting. As of December 30, 1996, there were 6,429,414 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, each such share being entitled to cast one vote. The Common Stock is traded on the Nasdaq National Market.

VOTING AND QUORUM

     Two proposals are scheduled for stockholder consideration at the Annual Meeting, each of which is described more fully herein: (i) the election of seven directors of the Company; and (ii) the ratification of the action of the Board of Directors in appointing Ernst & Young LLP as the Company's independent auditors for the fiscal year ending July 26, 1997.

     All properly executed, unrevoked proxy cards received pursuant to this solicitation prior to the close of voting will be voted as directed therein. Any stockholder who has given a proxy may revoke it at any time prior to its use at the Annual Meeting by executing and delivering to the Secretary of the Company a proxy bearing a later date, by giving a written notice of revocation to the Secretary of the Company, or by attending the Annual Meeting and voting in person. Any written notice of revocation or subsequent proxy should be delivered to Teltrend Inc., 620 Stetson Avenue, St. Charles, Illinois 60174, Attention:
Secretary, or hand delivered to the Secretary, before the closing of the polls at the Annual Meeting.

     The holders of a majority of the outstanding shares of Common Stock as of December 30, 1996, present at the Annual Meeting in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast and entitled to vote in the election at the Annual Meeting will be required for the election of directors, and the affirmative vote of a majority of the votes cast and entitled to vote thereon will be required to act on all other matters to come before the Annual Meeting.

     Stockholders may vote in favor of or withhold authority to vote for the nominees for election as directors listed herein. Directions to withhold authority, abstentions and broker non-votes (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) will be counted in determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Directions to withhold authority, because directors are elected by a plurality of votes cast, will have no effect on the election of directors. Broker non-votes, because they are not considered "votes cast," are not counted in the vote totals and will have no effect on any proposal scheduled for consideration at the Annual Meeting. Abstentions will have the effect of vote against the proposal being considered.

     If a properly executed, unrevoked proxy does not specifically direct the voting of the shares covered by such proxy, the proxy will be voted (a) FOR the election of all nominees for election as director as listed herein, (b) FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending July 26, 1997, and (c) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 27, 1996 WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO TELTREND INC., 620 STETSON AVENUE, ST. CHARLES, ILLINOIS 60174,
ATTENTION: SECRETARY.

                                 ANNUAL REPORT

     The Company's annual report to stockholders for the fiscal year ended July 27, 1996 has been included in the mailing of this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of December 30, 1996 with respect to the beneficial ownership of the Company's Common Stock by (a) each director of the Company, (b) each of the executive officers of the Company named in the Summary Compensation Table, and (c) all directors and executive officers of the Company as a group. To the best of the Company's knowledge, as of December 30, 1996 no person beneficially owned more than 5% of any class of the Company's voting securities. Except as otherwise indicated, all the persons listed below have the sole voting and investment power with respect to all shares held by them, except to the extent such power may be shared with a spouse.

                                                                       NUMBER       PERCENT
                         NAME OF BENEFICIAL OWNER                     OF SHARES     OF CLASS
        -----------------------------------------------------------   ---------     --------
        Howard L. Kirby, Jr.*+.....................................    114,300(1)     1.78%
        Gilbert H. Hosie*..........................................     33,220(2)       **
        Douglas P. Hoffmeyer*......................................     33,970(3)       **
        Laurence L. Sheets*........................................     34,970(4)       **
        Michael S. Grzeskowiak*....................................     33,970(5)       **
        Carl M. Mueller+...........................................      1,895          **
        Frank T. Cary+.............................................        815          **
        William R. Delk+...........................................         --(6)       **
        Bernard F. Sergesketter+...................................        500          **
        Henry F. Skelsey+..........................................      1,000          **
        Donald R. Hollis+..........................................         --          **
        Harry Crutcher, III+.......................................         --          **
        All directors and executive officers as a group (16
        persons)...................................................    311,040(7)     4.83%

-------------------------
 *  Executive Officer

 +  Current Director

**  Less than one percent

(1) Includes currently exercisable options to purchase 31,750 shares of Common Stock at an exercise price per share of $16.00.

(2) Includes currently exercisable options to purchase 26,170 shares of Common Stock at an exercise price per share of $0.16, and includes currently exercisable options to purchase 7,050 shares of Common Stock at an exercise price per share of $16.00.

(3) Includes currently exercisable options to purchase 7,800 shares of Common Stock at an exercise price per share of $16.00.

(4) Includes currently exercisable options to purchase 8,800 shares of Common Stock at an exercise price per share of $16.00.

(5) Includes currently exercisable options to purchase 7,800 shares of Common Stock at an exercise price per share of $16.00.

(6) Excludes 200 shares of Common Stock held by Mr. Delk's wife, of which Mr. Delk disclaims beneficial ownership.

(7) Includes currently exercisable options to purchase 37,886 shares of Common Stock at an exercise price per share of $0.16, and 74,600 shares of Common Stock at an exercise price per share of $16.00.

                             ELECTION OF DIRECTORS

     The Company's Amended and Restated Bylaws (the "Bylaws") set the number of directors of the Company at between three and nine, which number may be changed from time to time by the Board of Directors. The Board of Directors currently consists of eight directors. Mr. Henry F. Skelsey, a current member of the Board of Directors, has notified the Company of his intention to not stand for re-election at the Annual Meeting. The Board of Directors, in response to Mr. Skelsey's announcement, has decided to reset the number of directors of the Company to seven effective as of February 7, 1997. All directors of the Company are elected at the Company's annual meeting of stockholders and hold office until their respective successors have been duly elected and qualified, or until their earlier resignation or removal.

     The Board of Directors has nominated the following individuals for election as directors of the Company at the Annual Meeting: Frank T. Cary; Harry Crutcher, III; William R. Delk; Donald R. Hollis; Howard L. Kirby, Jr.; Carl M. Mueller; and Bernard F. Sergesketter.

     While the Board of Directors does not contemplate that any nominee for election as a director will not be able to serve, if any of the nominees for election shall be unable or shall fail to serve as a director, the persons listed in the enclosed proxy shall vote such proxy, if properly executed and returned and unrevoked, for such other person or persons as shall be recommended by the Board of Directors or the Board of Directors may, in its discretion, reduce the number of directors to be elected. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED HEREIN.

     The name of and certain information regarding the nominees, each being a current director of the Company, for election as a director of the Company at the Annual Meeting appears below. Prior to the IPO, the Company's operations were conducted through an indirect subsidiary, Teltrend Subsidiary Inc. (the "Operating Subsidiary"), which the Company owned through its direct subsidiary, TI Holdings Inc. (the "Holding Subsidiary"). In connection with the IPO, the Holding Subsidiary and Operating Subsidiary were merged into the Company (the "Mergers"). Effective April 7, 1995, each executive officer of the Operating Subsidiary was appointed an executive officer of the Company in contemplation of the IPO and Mergers and, except as otherwise indicated, all references herein to his service as an executive officer or other employee of the Company prior to such date shall be deemed to refer to his service as an executive officer or other employee, as applicable, of the Operating Subsidiary.

     HOWARD L. KIRBY, JR., PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR -- Mr. Kirby has served as the President, Chief Executive Officer and a director of the Company since January 1990. Mr. Kirby began his career in the telecommunications industry in 1962 with Collins Radio Company (which subsequently became a part of Rockwell International Corporation), where he spent 20 years in various management positions in engineering, marketing and sales. From 1982 to 1984, Mr. Kirby was the Director of Planning and Business Development for U.S. Telephone, now part of Sprint Corporation. In 1984, Mr. Kirby became the Vice President and General Manager at Pulse Communications, Inc., a subsidiary of Hubbell Incorporated, and held that position until he joined the Company in 1990. Mr. Kirby is 61 years old.

     CARL M. MUELLER, DIRECTOR AND CHAIRMAN OF THE BOARD OF DIRECTORS -- Mr. Mueller has been a director of the Company since September 1990. Mr. Mueller retired as Vice Chairman of Bankers Trust Company in June 1985. Mr. Mueller is a director of BT Capital Partners Corporation and Cabot Oil & Gas Corporation. Mr. Mueller is also a director of AEA Investors Inc. ("AEA"), a private investment firm which, prior to the IPO, owned 49% of the voting securities of and provided certain financing to the Company. Mr. Mueller is 76 years old.

     FRANK T. CARY, DIRECTOR -- Mr. Cary has been a director of the Company since January 1989. Mr. Cary is a former Chairman of the Board and Chief Executive Officer of International Business Machines Corporation. He is a director of Capital Cities/ABC, Inc., Celgene Corporation, Cygnus Inc., ICOS Corporation, Lincare Holdings, Inc. and SPS Transaction Services, Inc. Mr. Cary is also a director of AEA. Mr. Cary is 75 years old.

     HARRY CRUTCHER, III, DIRECTOR -- Mr. Crutcher has been a director of the Company since July 1996. He has been a practicing attorney for more than thirty years, specializing in financial transactions. He spends the majority of his time as a business, management and financial consultant. His companies, Crutcher Enterprises, Inc. and Resorts Financial Services Co., are involved in acquisitions, restructuring, and strategic planning related to operating businesses, particularly in the resort and hospitality industry. Mr. Crutcher is 58 years old.

     WILLIAM R. DELK, DIRECTOR -- Mr. Delk has been a director of the Company since January 1996. Mr. Delk has over 35 years experience in the telecommunications industry, having held various positions from 1959 to 1984 with Southern Bell and from 1984 to 1994 with BellSouth Corporation and its subsidiaries (which accounted for 12.6% of the Company's total net sales during fiscal 1995). Mr. Delk retired in December 1994 as Vice President of Bellsouth Telecommunications, Inc., a position he had held since April 1993 and in which his responsibilities included procurement, supply handling and delivery, service management and other support functions for a nine-state operation. From January 1988 through March 1993, Mr. Delk was a Vice President of BellSouth Enterprises, Inc., responsible for personnel and executive compensation, information systems and public relations. Mr. Delk is 58 years old.

     DONALD R. HOLLIS, DIRECTOR -- Mr. Hollis has been a director of the Company since July 1996. Mr. Hollis is currently the president of DRH Strategic Consulting, Inc. which assists clients in developing strategies for leveraging technology, and the president of Hollis Enterprises of Vermont, Inc. which provides services to consumers and small businesses. From 1981 to 1996, Mr. Hollis was an Executive Vice President of First Chicago Corporation ("First Chicago") responsible for First Chicago's technology and commercial transaction processing businesses. Prior to that Mr. Hollis had various positions at Chase Manhatten Bank, Interactive Data Corporation, the Glidden Company and Smith-Corona Marchant. Mr. Hollis is 60 years old.

     BERNARD F. SERGESKETTER, DIRECTOR -- Mr. Sergesketter has been a director of the Company since January 1996. Since August 1994, Mr. Sergesketter has been the president and Chief Executive Officer of Sergesketter & Associates Inc., a firm which provides consulting services in the telecommunications, quality management and organizational development areas. Prior to that, Mr. Sergesketter had various positions (including positions in engineering, finance, sales and marketing) during his 36 year career with AT&T Corp. ("AT&T," formerly known as American Telephone and Telegraph Company) including, from January 1983 to August 1994, Vice President -- Central Region. As Vice President -- Central Region of AT&T, Mr. Sergesketter's principal responsibilities were for AT&T's sales and marketing operations in the Midwest. Mr. Sergesketter is 60 years old.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company met six times during the fiscal year ended July 27, 1996. The Board of Directors presently has two standing committees -- an Audit Committee and a Compensation Committee. Prior to the IPO, the Company also had a Stock Option Committee that made determinations regarding the grant of stock options pursuant to the Company's Pre-IPO Option Plan (as defined). The responsibilities of the Stock Option Committee were assumed by the Company's Compensation Committee upon consummation of the IPO. The Board of Directors does not have a nominating committee, and the usual functions of such a committee are performed by the entire Board of Directors. The Audit Committee and the Compensation Committee each met once during the fiscal year ended July 27, 1996. The Company anticipates that the Board of Directors will hold six regular meetings each year.

     The Audit Committee recommends the Company's independent auditors and consults with them regarding the scope, timing and results of their audit and Company's internal accounting controls. Further, the Audit Committee reviews related party transactions in accordance with the rules promulgated by the National Association of Securities Dealers, Inc. The current members of the Audit Committee are Carl M. Mueller, Frank T. Cary and Henry F. Skelsey.

     The Compensation Committee reviews and makes recommendations to the Board with respect to the salaries and incentive compensation for executive officers and key personnel. The Compensation Committee also generally administers the Company's stock option plans. In its capacity as administrator of the Company's stock option plans, the Compensation Committee grants stock options and determines the terms thereof. The current members of the Compensation Committee are Carl M. Mueller, Frank T. Cary and Henry F. Skelsey, who were also the members of the Stock Option Committee prior to the IPO.

     The Board of Directors will consider nominees for director recommended by stockholders. However, the Company's Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of stockholders of the Company.

     All of the Company's current directors attended at least 75% of the meetings of the Company's Board of Directors and committees thereof on which they served during the fiscal year ended July 27, 1996.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors or its committees. For 1996, all directors who are not employees of the Company were compensated at the rate of $20,000 per year, except for the Chairman who receives $30,000 per year, plus $1,000 per meeting of the Board attended and reimbursement for their expenses incurred in attending such meetings. In addition, such directors who serve on the Compensation or Audit Committee receive no additional compensation, except they receive $1,000 for each committee meeting attended which occurs on a date on which there is not also a meeting of the Board of Directors. In addition, under the Teltrend Inc. 1996 Non-Employee Director Stock Option Plan each director who is not an employee of the Company will receive upon his or her initial election a one-time grant of an option to purchase 12,000 shares of Common Stock. See "-- Executive Compensation -- 1996 Non-Employee Director Stock Option Plan."

                             EXECUTIVE COMPENSATION

     The following table sets forth in summary form the aggregate compensation paid to or accrued for the President and Chief Executive Officer and each of the four additional most highly compensated executive officers of the Company (collectively, with the President and Chief Executive Officer, the "Named Executive Officers") for services rendered in all capacities to the Company for the Company's fiscal years ended July 30, 1994, July 29, 1995 and July 27, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                                                AWARDS(1)
                                               ANNUAL COMPENSATION             ------------
                                       ------------------------------------     SECURITIES
                                                               OTHER ANNUAL     UNDERLYING        ALL OTHER
         NAME AND            FISCAL     SALARY      BONUS      COMPENSATION    OPTIONS/SARS    COMPENSATION(2)
    PRINCIPAL POSITION        YEAR       ($)         ($)           ($)             (#)               ($)
--------------------------   ------    --------    --------    ------------    ------------    ---------------
Howard L. Kirby, Jr.......    1996     $219,519    $250,000           --               --          $ 4,085
  President and Chief         1995      200,000     200,000           --          127,000(3)         2,923
  Executive Officer           1994      200,000     130,000           --           82,163(4)         3,031
Gilbert H. Hosie..........    1996      137,789      90,000           --               --               --
  Vice President, Sales       1995      134,827      75,000           --           28,200(3)            --
                              1994      126,000      65,000        2,423(5)        26,170(4)           194
Douglas P. Hoffmeyer......    1996      134,462      90,000           --               --            3,785
  Vice President, Finance,    1995      128,769      75,000           --           35,200(3)         1,950
  Secretary and Treasurer     1994      126,000      50,000           --           26,170(4)         1,789
Laurence L. Sheets........    1996      137,789      90,000        2,000(6)            --            3,752
  Vice President/General      1995      132,231      70,000        1,000(6)        35,200(3)         1,454
  Manager, Broadband          1994      126,000      65,000           --           26,170(4)         1,454
  Products
Michael S. Grzeskowiak....    1996      132,789      70,000           --               --            3,752
  Vice President,             1995      128,769      65,000           --           31,200(3)         1,888
  Operations                  1994      126,000      50,000           --           26,170(4)         1,789

-------------------------
(1) The compensation for the Company's executives does not include restricted stock awards or payouts pursuant to any long term incentive plans; therefore, these columns are omitted from the Summary Compensation Table.

(2) None of the Named Executive Officers exercised any of their options during the fiscal year ended July 27, 1996.

(3) Represents options to purchase Common Stock granted pursuant to the 1995 Option Plan (as defined) at an exercise price of $16.00 per share. The options granted vest and become exercisable as to 25% of the shares covered thereby on the first anniversary of the date of grant and as to an additional 25% of such shares on each of the next three anniversaries of the date of grant. See "-- 1995 Option Plan."

(4) Represents options to purchase Common Stock at an exercise price of $0.16 per share, after giving effect to the Price Adjustment (as defined) and the equitable adjustment of all of the Company's outstanding options to purchase equity securities in connection with the IPO. See "-- Pre-IPO Option Plan." All of the options reflected above as being granted to Messrs. Hosie, Hoffmeyer, Sheets and Grzeskowiak during the fiscal year ended July 30, 1994 were granted pursuant to the Pre-IPO Option Plan (as defined). The options reflected above as being granted to Mr. Kirby during the fiscal year ended July 30, 1994 are non-qualified and were granted by the Company pursuant to a separate agreement with Mr. Kirby. All of such options were originally granted at various times from October 1988 through April 1991 at exercise prices of up to approximately $16.43 per share, which exercise prices were adjusted to approximately $4.11 per share in November 1991, subject to further downward adjustments in certain circumstances. As of May 13, 1994, the Company's Stock Option Committee (whose responsibilities were assumed by the Compensation Committee upon consummation of the IPO) adjusted the exercise price of all of the Company's then-outstanding stock options to $0.16 per share (the "Price Adjustment") and the Company entered into amended and restated stock option agreements with all of its options. The options reflected above vested and became exercisable as to 20% of the shares covered thereby on the date of grant and as to an additional 20% of such shares on each of the next four anniversaries of the date of grant. The amended and restated stock option agreements entered into by the Company in connection with the Price Adjustment retained the vesting schedules of the original agreements.

(5) Reflects amounts paid by the Company for accrued but unused vacation time.

(6) Reflects amount paid by the Company in respect of a patent award.

PRE-IPO OPTION PLAN

     Under the Company's stock option plan in effect prior to the IPO (the "Pre-IPO Option Plan"), certain key employees of the Company were eligible to receive non-qualified stock options or "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to acquire shares of a class of the Company's equity securities in existence prior to the recapitalization of the Company in connection with the IPO, as described below. Prior to consummation of the IPO, the Company from time to time granted non-qualified stock options to certain of its employees under the Pre-IPO Option Plan (the "Pre-IPO Options"). Pre-IPO Options granted to an optionee are evidenced by an agreement between the optionee and the Company which contains such terms not inconsistent with the Pre-IPO Option Plan as deemed necessary or desirable (the "Pre-IPO Option Agreements"). Pursuant to the Pre-IPO Option Plan, unless otherwise set forth in a Pre-IPO Option Agreement, each Pre-IPO Option becomes exercisable as to 20% of the securities covered thereby on the date of grant, and as to an additional 20% of such shares on each successive one-year anniversary of the date of grant. Notwithstanding the foregoing, all Pre-IPO Options vest and become immediately exercisable upon certain change of control transactions with respect to the Company. All non-vested Pre-IPO Options of an optionee lapse upon such optionee's termination of employment with the Company for any reason other than death or disability of the optionee, in which case the portion of such option that is not yet vested shall immediately and automatically vest and become exercisable. Except as may otherwise be provided in a Pre-IPO Option Agreement, an optionee's vested Pre-IPO Options lapse 45 days after termination of such optionee's employment with the Company for any reason other than death or disability, in which case such options terminate 90 days after such termination. However, all such options lapse immediately in the event an optionee's employment with the Company is terminated for cause.

     In connection with the IPO, the Company underwent a recapitalization (the "Recapitalization") pursuant to which certain of the Company's then outstanding equity securities were converted into shares of Common Stock (the "Common Stock Conversion") and the remainder of the Company's equity securities were cancelled. As part of the consummation of the Recapitalization, all Pre-IPO Options were converted into options to acquire shares of Common Stock, with the number of shares subject to such options and the exercise price thereof adjusted appropriately (the "Equitable Adjustment"). As of December 30, 1996, there were outstanding Pre-IPO Options to purchase 93,677 shares of Common Stock at an exercise price of $0.16 per share (of which, Pre-IPO Option Plan Options to purchase 66,163 shares of Common Stock were exercisable on or within 60 days of December 30, 1996). In connection with the IPO, the Pre-IPO Option Plan was amended to provide that no new options would be granted thereunder.

1995 OPTION PLAN

     In connection with the IPO, the Company adopted the Teltrend Inc. 1995 Stock Option Plan (the "1995 Option Plan"). Pursuant to the 1995 Option Plan, select key employees of the Company and its directors are eligible to receive awards of stock options in consideration for their services to the Company. Options granted under the 1995 Option Plan may be either nonqualified stock options or "incentive stock options," within the meaning of Section 422 of the Code. Subject to antidilution and similar provisions, a maximum of 440,000 shares of Common Stock may be issued in the aggregate under the 1995 Option Plan. As of December 30, 1996, the Company has granted options to purchase 429,000 shares of Common Stock under the 1995 Option Plan (of which, options to purchase 84,000 shares of Common Stock were exercisable on or within 60 days of December 30, 1996).

     The 1995 Option Plan is administered by the Compensation Committee of the Company's Board of Directors, which determines when and to whom options will be granted and the number of shares covered by each such option. Options may be granted under the 1995 Option Plan on such terms and conditions as the Compensation Committee may approve, provided that all options must be granted with an exercise price not less than 100% of the fair market value of the underlying Common Stock on the date of grant (110% in the case of "incentive stock options" granted to a "ten percent stockholder," as provided in Section 422 of the Code). No option may be exercised after the expiration of ten years from the date of grant (five years in the case of "incentive stock options" granted to a "ten percent stockholder"). Options granted under the 1995 Option Plan become exercisable at such times and under such conditions as the Compensation Committee determines. However, unless the Compensation Committee otherwise provides, options granted under the 1995 Option Plan become exercisable as to 25% of the shares covered thereby on the first anniversary of the date of grant and as to an additional 25% of such shares on each of the next three anniversaries of the date of grant. The portion of an option that is not exercisable will automatically lapse upon an optionee's termination of employment with the Company for any reason other than the death or disability of the optionee, in which case the portion of such option that is not yet vested shall immediately and automatically vest and become exercisable. Exercisable options lapse 45 days after the termination of employment with the Company for any reason other than (i) death or disability, in which case such options lapse 90 days after termination, or (ii) cause. Notwithstanding the foregoing, all options, whether or not exercisable, automatically lapse upon the termination of the optionee's employment for cause. Unless otherwise determined by the Compensation Committee, in the event of certain change of control transactions with respect to the Company, all outstanding options become exercisable and, upon exercise, entitle the holder thereof to receive the same amount and kind of stock, securities, cash, property or other consideration that holders of Common Stock are entitled to receive in such transaction.

1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     At the 1996 Annual Meeting of Stockholders (the "1996 Annual Meeting") the Company adopted the Teltrend Inc. 1996 Non-Employee Director Stock Option Plan (the "Director Option Plan"). Pursuant to the Director Option Plan, each individual elected as a director of the Company at the 1996 Annual Meeting who was not an employee of the Company received, upon his election, an option to purchase up to 12,000 shares of Common Stock. Thereafter, pursuant to the Directors Option Plan, each non-employee director who has not previously served on the Company's Board of Directors receives an option to purchase up to 12,000 shares of Common Stock on the date of his or her initial election to the Board. Each non-employee director may receive only one option grant under the Director Option Plan.

     Subject to antidilution and similar provisions, a maximum of 240,000 shares of Common Stock will be available for issuance pursuant to the Director Option Plan. As of December 30, 1996, the Company has granted options to purchase 84,000 shares of Common Stock under the Director Option Plan 15,000 of which are exercisable on or within 60 days of December 30, 1996).

     Grants of options under the Director Option Plan are automatic. All questions of interpretation of the Director Option Plan or any options issued thereunder are determined by the Compensation Committee of the Board of Directors. The exercise price of all option granted under the Director Option Plan will equal the fair market value per share of Common Stock on the grant date, defined generally as the closing sales price of the Common Stock as reported on the Nasdaq National Market on such date. Options granted under the Director Option Plan will vest and become exercisable as to 25% of the shares covered thereby on the first anniversary of the date of grant and as to an additional 25% of such shares of each of the next three anniversaries of the date of grant. All options granted under the Director Option Plan will expire on the tenth anniversary of the date of grant.

1996 OPTION PLAN

     On September 24, 1996, the Company adopted the Teltrend Inc. 1996 Stock Option Plan (the "1996 Option Plan"). Pursuant to the 1996 Option Plan, select key employees of the Company and its directors are eligible to receive awards of stock options in consideration for their services to the Company. Options granted under the 1996 Option Plan may be either nonqualified stock options or "incentive stock options," within the meaning of Section 422 of the Code. Subject to antidilution and similar provisions, a maximum of 700,000 shares of Common Stock may be issued in the aggregate under the 1996 Option Plan. As of December 30, 1996, the Company has granted options to purchase 35,000 shares of Common Stock under the 1996 Option Plan (of which none were exercisable on or within 60 days of December 30, 1996).

     The 1996 Option Plan is administered by the Compensation Committee of the Company's Board of Directors, which determines when and to whom options will be granted and the number of shares covered by each such option. Options may be granted under the 1996 Option Plan on such terms and conditions as the Compensation Committee may approve, provided that all options must be granted with an exercise price not less than 100% of the fair market value of the underlying Common Stock on the date of grant (110% in the case of "incentive stock options" granted to a "ten percent stockholder," as provided in Section 422 of the Code). No option may be exercised after the expiration of ten years from the date of grant (five years in the case of "incentive stock options" granted to a "ten percent stockholder"). Options granted under the 1996 Option Plan become exercisable at such times and under such conditions as the Compensation Committee determines. However, unless the Compensation Committee otherwise provides, options granted under the 1996 Option Plan become exercisable as to 25% of the shares covered thereby on the first anniversary of the date of grant and as to an additional 25% of such shares on each of the next three anniversaries of the date of grant. The portion of an option that is not exercisable will automatically lapse upon an optionee's termination of employment with the Company for any reason other than the death or disability of the optionee, in which case the portion of such option that is not yet vested shall immediately and automatically vest and become exercisable. Exercisable options lapse 45 days after the termination of employment with the Company for any reason other than (i) death or disability, in which case such options lapse 90 days after termination, or (ii) cause. Notwithstanding the foregoing, all options, whether or not exercisable, automatically lapse upon the termination of the optionee's employment for cause. Unless otherwise determined by the Compensation Committee, in the event of certain change of control transactions with respect to the Company, all outstanding options become exercisable and, upon exercise, entitle the holder thereof to receive the same amount and kind of stock, securities, cash, property or other consideration that holders of Common Stock are entitled to receive in such transaction.

OPTION/SAR GRANT TABLE

     No stock options or stock appreciation rights were granted to any of the Named Executive Officers during the fiscal year ended July 27, 1996.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth certain information concerning option exercises during the fiscal year ended July 27, 1996 by the Named Executive Officers and the number and value of securities underlying options held by each of the Named Executive Officers at the end of the fiscal year ended July 27, 1996.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                               SHARES                        OPTIONS/SARS AT            IN-THE-MONEY OPTIONS/SARS AT
                              ACQUIRED      VALUE            FISCAL YEAR-END                FISCAL YEAR-ENDED(4)
                             ON EXERCISE   REALIZED   ------------------------------   -------------------------------
           NAME                (#)(1)       ($)(1)    EXERCISABLE   UNEXERCISABLE(2)   EXERCISABLE    UNEXERCISABLE(2)
---------------------------  -----------   --------   -----------   ----------------   ------------   ----------------
Howard L. Kirby, Jr........       --          --        31,750(2)        95,250          658,813(2)       1,976,435
Gilbert H. Hosie...........       --          --        33,220(3)        21,150        1,103,848(3)         438,863
Douglas P. Hoffmeyer.......       --          --         7,800(2)        23,400          161,850(2)         485,550
Laurence L. Sheets.........       --          --         8,800(2)        26,400          182,600(2)         547,800
Michael S. Grzeskowiak.....       --          --         7,800(2)        23,400          161,850(2)         485,550

-------------------------
(1) None of the Named Executive Officers of the Company exercised any of their options during the fiscal year ended July 27, 1996.

(2) Reflects options to purchase Common Stock of the Company at an exercise price of $16.00 per share granted pursuant to the 1995 Option Plan.

(3) Reflects options to purchase Common Stock of the Company, including options to purchase 26,170 shares of Common Stock at an exercise price of $0.16 per share granted pursuant to the Pre-IPO Option Plan (as adjusted pursuant to the Equitable Adjustment). Also includes, option to purchase 7,050 shares of Common Stock at an exercise price of $16.00 per share granted pursuant to the 1995 Option Plan.

(4) Values for "in-the-money" options represent the positive spread between the respective exercise prices of outstanding options and the value of securities underlying such options as of July 27, 1996.

LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR.

     No long-term incentive awards were granted to any of the named Executive Officers during the fiscal year ended July 27, 1996.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     None of the Named Executive Officers has an employment agreement with the Company, nor are any such Named Executive Officers party to any agreements entitling them to termination or severance payments upon a change in control of the Company, except that non-vested stock options held by employees of the Company generally vest and become exercisable upon certain change of control transactions involving the Company. See "-- Pre-IPO Option Plan," "-- 1995 Option Plan" and "-- 1996 Option Plan." The Company's policy is to enter into confidentiality agreements with each of its key employees, including the Named Executive Officers, pursuant to which such employees agree not to disclose any confidential and proprietary information of the Company or third parties to whom the Company is obligated to keep such information confidential.

CASH BONUS PLAN

     For the fiscal years ended July 30, 1994, July 29, 1995 and July 27, 1996, an aggregate of approximately $743,000, $1,266,000 and $1,735,000, respectively, was earned by executive officers and employees of the Company pursuant to an informal cash bonus plan. The Compensation Committee and the Board of Directors of the Company have the authority, in their sole discretion, to determine whether, to whom and in what amounts to award future bonuses, as well as to adopt or approve any future bonus plans.

401(K) PLAN

     In 1990, the Company adopted the Teltrend Retirement Investment Plan (the "401(k) Plan") that covers all full and part-time employees of the Company who have attained the age of 21 and have a minimum of one-half year of service. Under the 401(k) Plan, an employee may elect to defer not less than 1% and no more than 15% of the total annual compensation that would otherwise be paid to the employee, provided, however, that employees' contributions may not exceed certain maximum amounts determined under Section 402(g) of the Code. Employee and Company matching contributions are invested in a guaranteed investment return account or various mutual funds, according to the directions of the employee. Through December 31, 1993, out of the first 4% of an employee's salary, the Company generally contributed $0.25 for each $1.00 contributed to the plan by the employee. Effective January 1, 1994, subject to certain limitations, out of the first 5% of an employee's salary, the Company generally matches out of its profits $0.40 for every $1.00 of deferred income an employee contributes to the 401(k) Plan. The Company may also from time to time make additional discretionary contributions on behalf of certain plan participants out of the Company's profits. Any employee contribution to the 401(k) Plan is fully vested and nonforfeitable, although certain matching and discretionary contributions by the Company are generally subject to vesting over a three-year period. The Named Executive Officers participate in the 401(k) Plan on the same basis as all other eligible employees of the Company.

     The Report of the Compensation Committee on Executive Compensation and the Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement or any portion hereof into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee, composed of directors who are not employees of the Company, is responsible for determining compensation for the Company's nine executive officers and for establishing the Company's compensation philosophy and policies. The Compensation Committee recommends to the Board of Directors the compensation to be paid to the Company's Chief Executive Officer and the other executive officers. The Compensation Committee is also responsible for administering the Company's Pre-IPO Option Plan, the 1995 Option Plan and the 1996 Option Plan. The Compensation Committee reviews the Company's compensation program, including its executive compensation program, on at least an annual basis to ensure that the program continues to meet the goals of its compensation philosophy. In conducting its review of executive compensation matters the Compensation Committee, from time to time, utilizes the compensation data and advisory services of independent compensation consultants.

EXECUTIVE COMPENSATION PHILOSOPHY

     The Company's executive compensation program is based on principles designed to align executive compensation with the Company's objectives, management initiatives and business and financial performance. These principles are applied by the Compensation Committee to: (i) attract, motivate and retain executives of the highest quality; (ii) link the total annual compensation of each executive officer to such executive's individual performance, the performance of the business unit he manages, and the Company's overall performance; and (iii) provide long-term incentives for consistent high levels of performance.

OVERVIEW OF EXECUTIVE COMPENSATION PROGRAM

     The Company's total compensation program for its executive officers consist of both cash and equity-based compensation. Each executive officer's annual compensation consists of a base salary, eligibility for matching and discretionary contributions to the 401(k) Plan and eligibility for an annual bonus under the Company's informal cash bonus plan. The Chief Executive Officer generally proposes on an annual basis the base salary and cash bonus for each of the Company's executive officers, including himself. His recommendations, and the Compensation Committee's evaluation thereof, are based on the subjective evaluation of a number of factors and criteria, including the compensation paid by the Company to its executive officers during the immediately preceding fiscal year, the rate of inflation, the Company's performance during the fiscal year, and the compensation paid to the executive officers of certain other companies, including the Peer Group (as defined), which the Chief Executive Officer and the Compensation Committee believes are comparable based on their geographic locations or the nature of their business (the "Compensation Comparison Group"). The weight and importance given each year to the foregoing factors, the individual components of each factor and the decision whether to consider additional factors, lies within the subjective discretion of the Chief Executive Officer with respect to the formulation of his compensation recommendations and, subsequently, with the Compensation Committee with respect to its evaluation and approval of such recommendations in formulating its recommendation to the Board of Directors. In addition to annual compensation, the Company provides long-term incentives to its executive officers through its stock option plans. Because the compensation levels of the Company's executive officers are generally below compensation levels that would be affected by the limitations on the deduction of executive salaries imposed by Section 162(m) of the code ("Section 162(m)"), the Compensation Committee has not formulated a policy with respect to Section 162(m).

FISCAL 1996 EXECUTIVE COMPENSATION

     The Compensation Committee determined the base salaries of the Company's executive officers during Fiscal 1996 based upon the Chief Executive Officer's recommendations and its subjective evaluation of the factors and criteria described above. Fiscal 1996 salaries for the Company's executive officers were based largely on the salaries paid to such executive officers in Fiscal 1995. In Fiscal 1996, the Company's executive officers received slight base salary increases, which averaged 5%. The Compensation Committee did utilize the services of an independent compensation consultant to accumulate the data, including the salaries of executive officers of the Compensation Comparison Group, that the Compensation Committee used to establish base salaries for the Company's executive officers, including the Chief Executive Officer. For Fiscal 1996, base salaries for the Company's executive officers recommended by the Chief Executive Officer and determined by the Compensation Committee were, in general, at the medium range when compared to the base salaries of the Compensation Comparison Group executive officers. However, the Compensation Committee does not currently have an established policy with regard to the salaries of the Company's executive officers, including the salary of the Chief Executive Officer, relative to the salaries paid to the Compensation Comparison Group executive officers.

     The Compensation Committee also determined the bonuses to be paid to the Company's executive officers for Fiscal 1996 pursuant to the Company's informal cash bonus plan based upon the Chief Executive Officer's recommendations and its subjective evaluation of the factors and criteria described above. Fiscal 1996 bonuses for the Company's executive officers were higher than those awarded for Fiscal 1995 and were based primarily on the fact that the Company's net sales, income from operations and earnings per share for Fiscal 1996 exceeded plan.

     During Fiscal 1996, upon the recommendations of management, the Compensation Committee subjectively determined that options be granted to various management employees; however, the Chief Executive Officer and the other Named Executive Officers of the Company did not receive any options in Fiscal 1996. The Compensation Committee did not assign any measurable weighing to any of the factors it considered in approving the grant of stock options to these managers. However, the Compensation Committee did consider the amounts and terms of prior option awards in determining the recipients of option grants in Fiscal 1996.

FISCAL 1996 CHIEF EXECUTIVE OFFICER COMPENSATION

     In Fiscal 1996, the Compensation Committee established a base salary for the Chief Executive Officer of $235,000 per year. This was the base salary recommended to the Compensation Committee by the Chief Executive Officer. The Chief Executive Officer participates in the informal cash bonus plan. For Fiscal 1996, the Compensation Committee awarded a $250,000 cash bonus to the Chief Executive Officer under the informal cash bonus plan. This award was $20,000 greater than the amount recommended to the Compensation Committee by the Chief Executive Officer and was based on the factors and criteria discussed above with regard to the bonuses awarded for Fiscal 1996 to the Company's other executive officers.

                                          THE COMPENSATION COMMITTEE,

                                          FRANK T. CARY
                                          CARL M. MUELLER
                                          HENRY F. SKELSEY

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's Common Stock from June 9, 1995 (the date the Company's Common Stock first became registered under Section 12 of the Securities Exchange Act of 1934, as amended) through July 27, 1996 (the end of the Company's last fiscal year), with the cumulative total return of the Nasdaq Composite Index and a peer group of companies selected by the Company (the "Peer Group") for purposes of the comparison and described more fully below. Dividend reinvestment has been assumed and, with respect to companies in the Peer Group, the returns of each such company have been weighted to reflect relative stock market capitalization. Past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
         AMONG THE COMPANY, NASDAQ COMPOSITE INDEX AND PEER GROUP INDEX

                                   [GRAPH]

      MEASUREMENT PERIOD           TELETREND      NASDAQ COM-     PEER GROUP
    (FISCAL YEAR COVERED)            INC.        POSITE INDEX        INDEX
JUNE 9, 1995                            100.00          100.00          100.00
JULY 29, 1995                           137.50          113.56          124.04
JULY 27, 1996                           227.91          121.82          199.16

                                                      JUNE 9, 1995    JULY 29, 1995    JULY 27, 1996
                                                      ------------    -------------    -------------
        Teltrend Inc...............................     $ 100.00         $137.50          $227.91
        Nasdaq Composite Index.....................     $ 100.00         $113.56          $121.82
        Peer Group Index...........................     $ 100.00         $124.04          $199.16

     Assumes $100 invested on June 9, 1995 in the Company's Common Stock, the Nasdaq Composite Index and the Peer Group Index.

     The Peer Group selected by the Company is comprised of the following companies: ADC Telecommunications, Inc., ADTRAN, Inc., PairGain Technologies, Inc., Telco Systems, Inc. and Tellabs, Inc. The Peer Group was selected by the Company in good faith based upon similarities in the nature of the business of the companies included in the Peer Group to the Company's business.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Messrs. Mueller, Cary and Skelsey. Prior to the IPO, the Company also had a Stock Option Committee which made determinations regarding the award of stock options and consisted of Messrs. Mueller, Cary and Skelsey. Mr. Skelsey was, until February 20, 1996, an officer of the Company and had been prior to the Recapitalization an officer of the Holding Subsidiary and the Operating Subsidiary.

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the independent auditors of the Company's books and records for the fiscal year ending July 26, 1997 and has determined that it would be desirable to ask the stockholders to ratify this appointment at the Annual Meeting.

     Ernst & Young LLP served as independent auditors of the Company's books and records for the fiscal year ended July 27, 1996 and has acted as auditors for the Company since the Company's fiscal 1989 year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY'S BOOKS AND RECORDS FOR THE FISCAL YEAR ENDING JULY 26, 1997.

     The affirmative vote of the majority of the votes cast at the Annual Meeting is required for ratification of the appointment of Ernst & Young LLP as described herein. No determination has been made as to what action the Board of Directors would take if the appointment is not ratified.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company is required to report to its stockholders those directors, officers and owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") who fail to timely file reports of beneficial ownership and changes in beneficial ownership, as required by Section 16(a) of the Exchange Act.

     Upon a review of these reports and written representations that no additional reports were required to be filed in Fiscal 1996, the Company believes that all reports were filed on a timely basis, with the exception of initial Form 3 reports for William R. Delk and Bernard F. Sergesketter, which were due on January 21, 1996 (ten days after their election to the Company's Board of Directors) but were not filed until February 8, 1996.

                 PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for consideration at and for inclusion in the Company's proxy statement relating to the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the proxy statement and proxy relating to the Company's 1998 annual meeting of stockholders, stockholder proposals must be received by the Company at its principal executive officers no later than September 4, 1997 and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of stockholders of the Company. A copy of the Company's Bylaws may be obtained from the Secretary of the Company.

                               PROXY SOLICITATION

     Proxies will be solicited by mail. Proxies may also be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for their expenses in doing so. The Company has retained the services of LaSalle National Trust, N.A. to assist in the distribution of proxy materials and anticipates paying $1,500 for these services. The full cost of the preparation and mailing of this Proxy Statement and accompanying materials and the related proxy solicitation will be borne by the Company.

                                 OTHER MATTERS

     Management does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the notice of the Annual Meeting. However, if other matters are properly presented for a vote at the Annual meeting, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their judgment to the same extent as the person who signed the proxy would be entitled to vote.

                                          By Order of the Board of Directors

                                          /s/ Douglas P. Hoffmeyer
                                          Douglas P. Hoffmeyer
                                          Vice President, Finance, Secretary and
                                          Treasurer

St. Charles, Illinois
January 2, 1997

        TELTREND INC.                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
        PROXY FOR                         DIRECTORS.
        ANNUAL MEETING
        OF STOCKHOLDERS                   The undersigned hereby appoints Howard L. Kirby, Jr. and
        FEBRUARY 7, 1997                  Douglas P. Hoffmeyer, and each of them, with or without the other, as the true and lawful proxies of the undersigned,
                                          with full power of substitution, to vote as designated
                                          below, all shares of Common Stock, $.01 par value, of
                                          Teltrend Inc. (the "Company") that the undersigned is
                                          entitled to vote at the Annual Meeting of Stockholders of
                                          the Company (the "Annual Meeting") to be held at the
                                          Company's headquarters, 620 Stetson Avenue, St. Charles,
                                          Illinois 60174, on Friday, February 7, 1997 at 9:00 a.m.,
                                          local time, and all adjournments thereof, all in accordance with and as more fully described in the Notice and
                                          accompanying Proxy Statement for such meeting, receipt of
                                          which is hereby acknowledged.
             1. ELECTION OF DIRECTORS: Frank T. Cary, Harry Crutcher, III,
                William R. Delk, Donald R. Hollis, Howard L. Kirby, Jr.,
                Carl M. Mueller and Bernard F. Sergesketter.
                [ ] FOR all of the nominees listed above
                  (except as marked to the contrary above)
                TO WITHHOLD YOUR VOTE FOR ANY NOMINEE(S), MARK THE "FOR" BOX
                AND STRIKE A LINE THROUGH THE NOMINEE(S) NAME IN THE ABOVE
                LIST.
             2. Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year
                ending July 26, 1997.
                [ ] FOR
                [ ] AGAINST
                [ ] ABSTAIN
             3. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual
                Meeting or any adjournment thereof.


                [ ] WITHHOLD AUTHORITY to vote for all of the nominees
                    listed above



         THE FOREGOING MATTERS ARE PROPOSED BY THE BOARD OF DIRECTORS.
                                              (continued on reverse side)

         THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES HEREIN LISTED AND "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 26, 1997.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                                              ---------------------------
                                              Signature

                                              ---------------------------
                                              Signature (if held jointly)

                                              ---------------------------
                                              Dated

                                                Please sign exactly as
                                              name appears on this proxy.
                                              When shares are held by
                                              joint tenants, both should
                                              sign. When signing as
                                              attorney, executor,
                                              administrator, trustee,
                                              guardian, corporate officer
                                              or partner, give full title
                                              as such. If a corporation,
                                              please sign in corporate
                                              name by an authorized
                                              officer. If a partnership,
                                              please sign in partnership
                                              name by authorized person.